MONONGAHELA ALL CAP VALUE FUND (“the Fund”)

Supplement dated October 6, 2014 to the Statement of Additional Information dated September 1, 2014

The chart entitled “Table 3-Commissions” located in the section “Appendix B- Miscellaneous Tables” of the Statement of Additional Information is hereby amended as follows:

Period Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser or Distributor
April 30, 2014	$1,931	$0	0%	0%

For more information, please contact a Fund customer service representative toll free at (855) 392-9331

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PLEASE RETAIN FOR FUTURE REFERENCE.